Exhibit 99.1

FOR IMMEDIATE RELEASE

FSK Prices Public Offering of $900,000,000 7.500% Unsecured Notes Due 2031

PHILADELPHIA, PA and NEW YORK, NY – June 2, 2026 – FS KKR Capital Corp. (NYSE: FSK) announced that it has priced an underwritten public offering of $900,000,000 in aggregate principal amount of its 7.500% unsecured notes due 2031 (the “Notes”). The Notes will mature on August 1, 2031 and may be redeemed in whole or in part at FSK’s option at any time at par plus a “make-whole” premium, provided that the Notes may be redeemed at par three months prior to their maturity. The offering is expected to close on June 8, 2026, subject to customary closing conditions.

BofA Securities, Inc., BMO Capital Markets Corp., J.P. Morgan Securities LLC, KKR Capital Markets LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc. are acting as joint book-running managers for this offering. HSBC Securities (USA) Inc., ING Financial Markets LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., TD Securities (USA) LLC, Truist Securities, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., CIBC World Markets Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, SG Americas Securities, LLC, UBS Securities LLC and Standard Chartered Bank are acting as joint lead managers for this offering. ICBC Standard Bank Plc, Keefe, Bruyette & Woods, Inc., Lucid Capital Markets, LLC, R. Seelaus & Co., LLC and U.S. Bancorp Investments, Inc. are acting as co-managers for this offering.

FSK intends to use the net proceeds of this offering for general corporate purposes, including potentially repaying outstanding indebtedness under credit facilities and certain notes.

Other Information

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of FSK before investing. The pricing term sheet dated June 1, 2026, the preliminary prospectus supplement dated June 1, 2026, and the accompanying prospectus dated September 19, 2024, each of which has been filed with the U.S. Securities and Exchange Commission (the “SEC”), contain this and other information about FSK and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of FSK and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

FSK’s shelf registration statement is on file and was deemed immediately effective upon filing with the SEC. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents FSK has filed with the SEC for more complete information about FSK and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, FSK, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement and accompanying prospectus if you request it, by calling BofA Securities, Inc. at 1-800-294-1322; BMO Capital Markets Corp. at 1-866-864-7760; J.P. Morgan Securities LLC at 1-212-834-4533; KKR Capital Markets LLC at 1-212-230-9433; RBC Capital Markets, LLC at 1-877-822-4089; or SMBC Nikko Securities America, Inc. at 1-888-868-6856.

About FS KKR Capital Corp.

FSK is a leading publicly traded business development company (BDC) focused on providing customized credit solutions to private middle market U.S. companies. FSK seeks to invest primarily in the senior secured debt and, to a lesser extent, subordinated loans and certain asset-based financing loans of private U.S. companies. FSK is advised by FS/KKR Advisor, LLC.

About FS/KKR Advisor, LLC

FS/KKR Advisor, LLC (FS/KKR) is a partnership between Future Standard and KKR Credit that serves as the investment adviser to FSK and other business development companies.

Future Standard is a global alternative asset manager serving institutional and private wealth clients, investing across private equity, credit and real estate. With a 30+ year track record of value creation and over $94 billion in assets under management, we back the business owners and financial sponsors that drive growth and innovation across the middle market, transforming untapped potential into durable value.(1)

KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries.

Forward-Looking Statements and Important Disclosure Notice

This announcement may contain certain forward-looking statements, including statements with regard to future events or future performance or operations of FSK. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements include those words. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions, some of which are beyond FSK’s control and difficult to predict. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in FSK’s operations or the economy generally due to terrorism, geo-political risks, natural disasters or pandemics, future changes in laws or regulations and conditions in FSK’s operating area and the price at which shares of FSK’s common stock trade on the New York Stock Exchange. Some of these factors are enumerated in the filings FSK makes with the SEC, including those factors set forth in “Item 1A. Risk Factors” in FSK’s Annual Report on Form 10-K. Except as required by the federal securities laws, FSK undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The press release above contains summaries of certain financial and statistical information about FSK. The information contained in this press release is summary information that is intended to be considered in the context of FSK’s SEC filings and other public announcements that FSK may make, by press release or otherwise, from time to time. FSK undertakes no duty or obligation to update or revise the information contained in this press release. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. Investors should not view the past performance of FSK, or information about the market, as indicative of FSK’s future results.

1)	Total AUM estimated as of March 31, 2026. References to “assets under management” or “AUM” represent the assets managed by Future Standard or its strategic partners as to which Future Standard is entitled to receive a fee or carried interest (either currently or upon deployment of capital) and general partner capital. Future Standard calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of Future Standard's investment funds; (ii) uncalled investor capital commitments to these funds, including uncalled investor capital commitments from which Future Standard is currently not earning management fees or carried interest; (iii) the value of outstanding CLOs; (iv) the fair value of FS KKR Capital Corp. joint venture (JV) assets and (v) the fair value of other assets managed by Future Standard. Future Standard's calculation of AUM may differ from the calculations of other asset managers and, as a result, Future Standard's measurements of its AUM may not be comparable to similar measures presented by other asset managers. Future Standard's definition of AUM is not based on any definition of AUM that may be set forth in agreements governing the investment funds, vehicles or accounts that it manages and is not calculated pursuant to any regulatory definitions.

Contact Information:

Investor Relations Contact

Caitlin Welch

Caitlin.Welch@futurestandard.com

Future Standard Media Team

Marc Hazelton

Marc.Hazelton@futurestandard.com